Exhibit 10.41
LIMITED CONSENT AND AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Limited Consent and Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of November 15, 2007 (this “Amendment”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), Herning Enterprises, Inc., a Delaware corporation (“Herning”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, Herning, WESCO Nevada, Carlton-Bates, CSC and Calvert, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by a Canadian Credit Party; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.
     C. Borrowers and the other Credit Parties have requested that Agents and Lenders agree to amend the Credit Agreement as and to the extent set forth in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

     D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.
          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Limited Consent. Notwithstanding any term or provision of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent to the transactions described in Exhibit A hereto (the “Corporate Restructuring Transactions”); provided, that, at each of the following steps, each of the following actions are taken, all in a manner and in form and substance acceptable to the Agents:
     Step 1 — Formation of New ULC2 by WESCO Canada. Within five (5) Business Days of the formation of New ULC2 by WESCO Canada: (a) WESCO Canada shall enter into an amendment to the WESCO Canada Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, 100% of the capital stock of New ULC2 owned by WESCO Canada (the “Pledged New ULC2 Stock”), and shall deliver to Agent the original share certificate(s) evidencing such Pledged New ULC2 Stock along with an executed and undated stock power in form and substance satisfactory to Agent; and (b) the Borrowers shall: (i) cause New ULC2 to execute and deliver to Agent a joinder to the Credit Agreement pursuant to which New ULC2 shall become a Credit Party thereunder; (ii) cause New ULC2 to execute and deliver to Agent a joinder to the Security Agreement pursuant to which New ULC2 shall become a Grantor thereunder; (iii) cause New ULC2 to execute and deliver to Agent a joinder to the Guaranty pursuant to which New ULC2 shall become a party to the Subsidiary Guaranty; and (iv) cause New ULC2 to execute and deliver any and all such financing statements, agreements, instruments and documents and take such further actions as Agent may deem necessary or desirable to effectuate the foregoing intents and purposes.
     Step 3 — Formation of Dutch CV by WESCO Canada and New ULC2. Within five (5) Business Days of the formation of Dutch CV by WESCO Canada and New ULC2: (a) WESCO Canada shall enter into a Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, 100% of its equity interests in and present and future personal claims against the Dutch CV (the “WESCO Canada Pledged Dutch CV Stock”); (b) New ULC2 shall enter into a Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, 100% of its equity interests in and present and future personal claims against the Dutch CV (the “New ULC2 Pledged Dutch CV

Stock”); and (c) Dutch CV shall enter into a Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, 100% of the capital stock of WESCO DC GP and 100% of the capital stock of WESCO DC LP owned by Dutch CV (the “Dutch CV Pledged Stock”).
     Step 19 — Issuance of Shares by WESCO Canada to WDC Holding in Exchange for Shares of Stock in Bruchner Polska SB Zoo Contributed to WESCO Canada by WDC Holding: Within five (5) Business Days of the issuance by WESCO Canada of shares of its common Stock (the “New WESCO Canada Pledged Shares”) to WDC Holding in exchange for shares of Stock in Bruchner Polska SB Zoo, WESCO Distribution International, Ltd. (UK), WESCO Sourcing and Procurement Services (Singapore) and WESCO International Supply Co Singapore (Singapore), WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement whereby it shall pledge to Agent, on behalf of itself and Lenders, 100% of the New WESCO Canada Pledged Shares, and shall deliver to Agent the original share certificate(s) evidencing such New WESCO Canada Pledged Shares along with an executed and undated stock power in form and substance satisfactory to Agent.
     Provided, however, that any of the five (5) Business Day deadlines set forth above in this Section 2 may be extended by the Agents in their discretion by up to thirty (30) additional days; and, provided, further, that the Agents, in their discretion may agree to modifications to Exhibit A so long as such modifications do not adversely effect the interests of the Agents, US Lenders or Canadian Lenders.

     3. Amendments.
          3.1. Section 6.2 (Investments; Loans and Advances) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (f) of such Section 6.2, replacing the period immediately following clause (f) of such Section with a semi-colon, and inserting the following new language immediately after clause (f) of such Section:
“(g) Dutch CV may make investments, in the form of capital contributions or loans, in WESCO DC LP, WESCO DC GP and in WESCO Mexico;
(h) Dutch CV may make investments, in the form of capital contributions or loans, in Dutch Coop or any of its direct or indirect Subsidiaries; and
(i) Dutch BV, and any direct or indirect Subsidiaries of Dutch BV, may make investments, in the form of capital contributions or loans, in any of their direct or indirect Subsidiaries.”
          3.2. Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the figure “$5,000,000” from clause (a)(ix)(F) of such Section 6.3 and replacing it with the figure $10,000,000.
          3.3. Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (a)(xxvii) of such Section 6.3, replacing the period immediately following clause (a)(xxvii) of such Section with a semi-colon, and inserting the following new language immediately after clause (a)(xxvii) of such Section:
“(xxviii) Indebtedness consisting of capital contributions or loans, made by Dutch CV to WESCO DC LP, WESCO DC GP or WESCO Mexico;
(xxix) Indebtedness consisting of capital contributions or loans, made by Dutch CV to Dutch Coop or any of its direct or indirect Subsidiaries; and
(xxx) Indebtedness consisting of capital contributions or loans, made by Dutch BV to any of its direct or indirect Subsidiaries.”
          3.4. Section 6.3 (Indebtedness) of the Credit Agreement is hereby amended by deleting clause (a)(xviii) of such Section 6.3 in its entirety and replacing it with the following new clause (a)(xviii):
          (i) “(xviii) Indebtedness consisting of intercompany loans and advances made following the Original Closing Date by WESCO Distribution, WESCO DC LP or WESCO DC GP to WESCO Mexico in an aggregate amount outstanding at any time that, when added to the then outstanding amount of Indebtedness permitted pursuant to Section 6.3(a)(xii) shall not exceed $15,000,000 (or the Canadian Dollar Equivalent Amount thereof) (such that any Indebtedness consisting of intercompany loans and advances made by WESCO Distribution, WESCO DC LP or WESCO DC GP to WESCO Mexico in excess of $10,000,000 (or the Canadian Dollar Equivalent Amount

thereof) shall reduce the amount of Indebtedness permitted under Section 6.3(a)(xii) in the amount of any such excess); provided that: (A) WESCO Mexico shall have executed and delivered to WESCO Distribution, WESCO DC GP or WESCO DC LP, as appropriate, a demand note (which shall be an “Intercompany Note” as defined herein) to evidence any and all such intercompany Indebtedness owing at any time by WESCO Mexico to WESCO Distribution, WESCO DC LP or WESCO DC GP, as the case may be, each of which Intercompany Notes shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent as additional collateral security for the respective Obligations and shall be accompanied by an endorsement executed in blank and any other documentation or other deliveries necessary or desirable to perfect Agent’s security interest in such Intercompany Note under the laws of Mexico; (B) Borrowers shall have delivered to Agent, at least 5 Business Days prior to the incurrence of any such Indebtedness, a duly executed Pledge Agreement in form and substance satisfactory to the Applicable Agent pledging 65% of the Stock of WESCO Mexico to the Applicable Agent, accompanied by (as appropriate) (a) share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and stock or share transfer powers for such share certificates executed in blank and (b) all Intercompany Notes to be pledged pursuant to such Pledge Agreement, and all such agreements, documents and other information as shall be necessary or desirable to effectuate such pledge and to perfect the Applicable Agent’s security interest (including under the laws of Mexico) that such Agent may reasonably request in connection with such proposed incurrence of Indebtedness, and all such agreements, documents and other information shall be in form and substance satisfactory to Agent; (C) Borrowers shall have delivered to Agent within 90 days following the incurrence of any such Indebtedness, an opinion of counsel, which counsel shall be satisfactory to such Agent, opining on, among other things, the validity of such Pledge Agreement and the perfection of such Agent’s security interest pursuant thereto (including under the laws of Mexico) and the other documentation executed in connection with such pledge, which opinion shall be in form and substance satisfactory to Agent; (D) Borrowers shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (E) at the time any such intercompany loan is made by WESCO Distribution, WESCO DC LP or WESCO DC GP and after giving effect thereto, WESCO Distribution, WESCO DC LP, WESCO DC GP and WESCO Mexico shall each be Solvent; (F) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany Indebtedness; and (G) at the time any such intercompany loan is made by WESCO Distribution, WESCO DC LP or WESCO DC GP and after giving effect thereto, excess Borrowing Availability shall be greater than Sixty Million Dollars ($60,000,000);”
          3.5. Section 6.14 (Restricted Payments) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (j) of such Section 6.14, replacing the period immediately following clause (j) of such Section with a semi-colon, and inserting the following new language immediately after clause (j) of such Section:
“(k) a one-time distribution in aggregate amount not to exceed the Basket Amount or the Canadian Dollar equivalent thereof to be made by WESCO DC LP to WESCO DC GP on or prior to December 31, 2007; provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (k), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment; (l) a one-time distribution in aggregate amount not to exceed the Basket Amount or the Canadian Dollar Equivalent Amount thereof to be made by WESCO DC LP to Dutch CV on or prior to December 31, 2007; provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (l), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment; (m) a one-time distribution in aggregate amount not to exceed the Basket Amount or the Canadian Dollar Equivalent Amount thereof to be made by WESCO DC GP to Dutch CV on or prior to December 31, 2007; provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (m), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment; (n) dividends and distributions in aggregate amount not to exceed the Basket Amount or the Canadian Dollar Equivalent Amount thereof to be made by WESCO DC LP to Dutch CV, provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (n), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment; (o) dividends and distributions in aggregate amount not to exceed the Basket Amount or the Canadian Dollar Equivalent Amount thereof to be made by WESCO DC GP to Dutch CV, provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (o), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment; and (p) dividends and distributions in aggregate amount not to exceed the Basket Amount or the Canadian Dollar Equivalent Amount thereof to be made by WESCO DC LP or WESCO DC GP to any of their respective parent entities provided, that (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to this clause (p), and (ii) Borrowers shall have average daily Borrowing Availability for the 90-day period preceding the making of such Restricted Payment of more than $60,000,000 on a pro forma basis (after giving effect to such Restricted Payment as if made on the first day of such period) and shall have projected average daily Borrowing Availability of more than $60,000,000 for at least 90 days after the making of such Restricted Payment.”
          3.6. Annex A (Definitions) to the Credit Agreement is hereby further amended by inserting the following new defined terms into such Annex in appropriate alphabetical order:
“Basket Amount means the amount not to exceed $50,000,000 in the aggregate, which amount may be used for purposes of Restricted Payments permitted under clauses (k), (l), (m), (n), (o) and (p) of Section 6.14 so long as the aggregate amount of Restricted Payment under all such clauses does not exceed such $50,000,000 amount during the term of this Agreement.”
“Dutch BV” means the limited liability company formed under the laws of the Netherlands as a subsidiary of Dutch Coop.
“Dutch Coop means the cooperative incorporated under the laws of the Netherlands as a subsidiary of WDC Holding and Dutch CV.”
“Dutch CV means the limited partnership formed under the laws of the Netherlands as a subsidiary of WESCO Canada and New ULC2.”
“New ULC2 means the unlimited liability company formed under the laws of Nova Scotia as a subsidiary of WESCO Canada.”
“New ULC3 means the unlimited liability company formed under the laws of Nova Scotia as a subsidiary of Dutch CV.”

     4. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:
          4.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          4.2. Each of the execution, delivery and performance of this Amendment by each Borrower and each other Credit Party and the consummation of the transactions contemplated hereby (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws or limited liability company agreement or membership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.
          4.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Amendment or the consummation of the Corporate Restructuring Transactions or any of the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     5. Conditions Precedent to Effectiveness. The effectiveness of the consents set forth in Section 2 hereof and the amendments set forth in Section 3 hereof are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to Agent:
          5.1. Amendment. This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and Requisite Lenders.
          5.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.
          5.3. Resolutions. Agent shall have received resolutions of each Borrower’s and each other Credit Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Amendment and the transactions to be consummated in connection with this Amendment, each certified by such entity’s corporate secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Amendment.

          5.4. Opinions of Counsel. Agent and Lenders shall have received, or, to the extent so agreed by Agent, shall receive at the appropriate time and appropriate Step as set forth in Section 2 above, duly executed originals of opinions of Kirkpatrick & Lockhart Preston Gates Ellis LLP, McMillan Binch Mendelsohn LLP, Stewart McKelvey Stirling Scales and Houthoff Buruma N.V., each as counsel for the Credit Parties, with respect to this Amendment, covering such matters as Agent shall reasonably request, in form and substance acceptable to Agent.
          5.5. Miscellaneous. Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.
     6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          6.1. Full Force and Effect. Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          6.2. No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically provided herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          6.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
     8. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys’ fees).
     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS: WESCO DISTRIBUTION, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

HERNING ENTERPRISES, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

WESCO EQUITY CORPORATION
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Corporate Secretary

WESCO NEVADA, LTD.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Secretary

CARLTON-BATES COMPANY
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

COMMUNICATIONS SUPPLY CORPORATION
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

CALVERT WIRE & CABLE CORPORATION
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

LIBERTY WIRE & CABLE, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

WESCO DISTRIBUTION CANADA LP
By:	Wesco Distribution Canada GP Inc.,
its General Partner

By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Secretary

CREDIT PARTIES: WESCO INTERNATIONAL, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

WESCO FINANCE CORPORATION
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

CDW HOLDCO, LLC
By:	Wesco Distribution, Inc., its Managing Member
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Treasurer

WDC HOLDING INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

WESCO NIGERIA, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

CBC LP HOLDINGS, LLC
By:	Carlton-Bates Company, its Sole Member

By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

CARLTON-BATES COMPANY OF TEXAS GP, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

COMMUNICATIONS SUPPLY HOLDINGS, INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

WESCO DISTRIBUTION CANADA GP INC.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Secretary

WESCO DISTRIBUTION CANADA CO.
By:	/s/ Stephen L. Tepper
Stephen L . Tepper
Assistant Secretary

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ Robert Santimays
Robert Santimays

GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and a Lender
By:	/s/ Italo Fortino
Italo Fortino

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Sandra J. Evans
Sandra J. Evans
Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:	/s/ Evelyn Kusold
Evelyn Kusold
Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Don Cmar
Don Cmar
Vice President

PNC BANK, N.A., as a Lender
By:	/s/ David B. Thayer
David B. Thayer
Vice President

FIRST COMMONWEALTH BANK as a Lender
By:	/s/ C. Forrest Tefft
C. Forrest Tefft
Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Christopher S. Helmeci
Christopher S. Helmeci
Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Paul A. Taubeneck
Paul A. Taubeneck
Assistant Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
By:	/s/ Michael Etienne
Michael Etienne
Vice President

WACHOVIA CAPITAL FINANCE, as a Lender
By:	/s/ Valerie Bailey
Valerie Bailey
Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ Melinda Sales de Andrade
Melinda Sales de Andrade
Vice President

CIT FINANCIAL LTD., as a Lender
By:	/s/ J. Daryl Maclellan
J. Daryl Maclellan
President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender
By:	/s/ Barry Walsh
Barry Walsh
Vice President

NATIONAL CITY BANK, CANADA BRANCH, as a Lender
By:	/s/ Nazmin Adatia
Nazmin Adatia
Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) Formerly, CONGRESS FINANCIAL CORPORATION (CANADA), as a Lender
By:	/s/ Raymond Eghobamien
Raymond Eghobamien
Vice President

EXHIBIT A
to
LIMITED CONSENT AND AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
[See attached]

EXHIBIT A TO FIRST AMENDMENT AND WAIVER
PARTICIPANTS/ABBREVIATIONS

Abbreviation	Party
“BP POL”	Bruchner Polska SB Zoo, a limited liability company formed under the laws of Poland.

“CDW”	CDW HoldCo LLC, a Delaware limited liability company.

“ChinaCo”	{WESCO (Shanghai) Trading Co Ltd }, a corporation formed under the laws of China by WESCO HK

“Dutch BV”	{WESCO International Netherlands B V }, a limited liability company formed under the laws of the Netherlands by Dutch Coop.

“Dutch Coop”	{WESCO International Netherlands cooperatief U.A. }, a cooperative incorporated under the laws of the Netherlands by Dutch CV and WDC Holding

“Dutch CV”	{WESCO International Netherlands CV}, a limited partnership formed under the laws of the Netherlands by New ULC and WESCO CANADA CO

“New ULC 2”	WESCO Distribution II ULC, an unlimited liability company formed under the laws of Nova Scotia

“New ULC 3”	WESCO Distribution III ULC, an unlimited liability company formed under the laws of Nova Scotia

“WDC Holding”	WDC Holding Inc., a Delaware corporation

“WDCGP”	WESCO Distribution Canada GP Inc., a limited liability company formed under the laws of Nova Scotia.

“WDCLP”	WESCO Distribution Canada LP, a limited partnership formed under the laws of Ontario by WESCO CANADA CO. as limited partner and WDCGP as general partner

Abbreviation	Party
“WDI UK”	WESCO Distribution International, Ltd, a corporation formed under the laws of the U.K.

“WDI”	WESCO Distribution, Inc., a Delaware corporation

“WESCO Canada Co”	WESCO Distribution Canada Co , an unlimited liability company amalgamated under the laws of Nova Scotia,

“WESCO HK”	WESCO HK, a corporation formed under the laws of Hong Kong by Dutch BV.

“WISC Singapore”	WESCO International Supply Co Singapore Pte Ltd

“WSPS Singapore”	WESCO Sourcing and Procurement Services Pte

STEPS

STEP
1(a)	File Certificate of Registration to create New ULC 2 under the Corporations Registration Act (Nova Scotia) as subsidiary of WESCO Canada Co.

1(b)	Payment of not more than US $15,000 subscription price by WESCO Canada Co to New ULC 2 for one share of common stock

2	Lender Consent not required

3	Form Dutch CV and consummate Contribution Agreement pursuant to which WESCO Canada Co contributes its limited partnership interest in WDCLP and 17,783,061 common shares of WDCGP and New ULC 2 contributes not more than $15,000 to acquire respective 99.99% and 0.01% interests in Dutch CV

4	Lender Consent not required

5	Lender Consent not required

6	Lender Consent not required

7(a)	File deed of incorporation of Dutch Coop on behalf of its members, WDC Holding and Dutch CV

7(b)	Capitalize Dutch Coop at not more than US $10,000 (or Euro equivalent) paid by WDC Holding and Dutch CV

8	Lender Consent not required

9(a)	File documents to form Dutch BV as subsidiary of Dutch Coop

9(b)	Capitalize Dutch BV at not more than US $7,500 (or Euro equivalent) paid by Dutch Coop

10(a)	File documents to form WESCO HK as subsidiary of Dutch BV

10(b)	Capitalize WESCO HK at not more than US $5,000 (or Euro or Hong Kong dollar equivalent) paid by Dutch BV

11	WDCLP distributes Can $900,000 to Dutch CV and Can $100,000 to WDCGP, in each case as a dividend

12	WDCGP distributes Can $100,000 to Dutch CV as a dividend

STEP
13	Dutch CV pays not more than Can $750,000 (or Euro equivalent) to Dutch Coop in return for membership interest in or contribution to capital of the Dutch Coop

14	Dutch Coop pays not more than Can $650,000 {or Euro equivalent} to Dutch BV in return for additional shares in the capital of Dutch BV

15	Dutch BV pays not more than Can $650,000 {or Euro or HK Dollar equivalent}to WESCO HK in return for additional shares in the capital of WESCO HK

16	File formation documents for China Co as subsidiary of WESCO HK

17	WESCO HK pays not more than Can $400,000 {or Euro or HK Dollar or Yuan equivalent} to China Co for additional shares in the capital of ChinaCo

18	Consummate Contribution Agreement between WDI and WDC Holding pursuant to which WDI sells (a) 1,000 WDI UK shares, (b) 100,000 WSPS Singapore shares, (c) 2 WISC Singapore shares, and (d) 100 BP Pol shares to WDC Holding

19	Consummate Purchase Agreement between WDC Holding and WESCO Canada Co, pursuant to which WDC Holding sells (a) 1,000 WDI UK shares, (b) 100,00 WSPS Singapore shares, (c) 2 WISC Singapore shares, and (d) 99 BP Pol shares to WESCO CANADA CO. in return for the issuance by WESCO CANADA CO to WDC Holding of common shares in the capital of WESCO Canada Co.

20	Lender Consent not required

21	Consummate Contribution Agreement between WESCO Canada Co. and Dutch CV pursuant to which WESCO Canada Co. sells to Dutch CV (a) 1,000 WDI UK shares, (b) 100,000 WSPS Singapore shares, (c) 2 WISC Singapore shares, and (d) 99 BP Pol shares

22	Lender Consent not required

23	Lender Consent not required

24	Consummate Contribution Agreement between Dutch CV and Dutch Coop pursuant to which Dutch CV sells to Dutch Coop (a) 1,000 WDI UK shares, (b) 100,000 WSPS Singapore shares, (c) 2 WISC Singapore shares, and (d) 99 BP Pol shares

STEP
25	Consummate Contribution Agreement between Dutch Coop and Dutch BV pursuant to which Dutch Coop sells to Dutch BV (a) 1,000 WDI UK shares, (b) 100,000 WSPS Singapore shares, (c) 2 WISC Singapore shares, and (d) 99 BP Pol shares

26(a)	File Certificate of Registration to create New ULC 3 under the Corporations Registration Act (Nova Scotia) as subsidiary of Dutch CV

26(b)	Payment of the $1 subscription price by Dutch CV to New ULC 3 for one share of common stock

26(c)	Consummate Contribution Agreement between Dutch CV and New ULC 3 pursuant to which Dutch CV sells to New ULC 3.99% of the equity of Dutch Coop in return for shares of New ULC 3

27	Consummate Contribution Agreement between WDC Holding and WESCO Canada Co pursuant to which Dutch WDC Holding contributes to WESCO Canada Co. 1% of the equity of Dutch Coop

28	Consummate Contribution Agreement between WESCO Canada Co. and Dutch CV pursuant to which WESCO Canada Co. contributes to Dutch CV 1% of the equity of Dutch Coop